Exhibit 99.2 Acquisition of Park Holidays UK November 2021

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (“we”, the “Company” or “Sun”) and from third-party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the Securities Act and the Exchange Act and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this filing that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” guidance , target and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed herein, some of which are beyond the Company’s control. These risks, uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s other filings with the SEC from time to time, such risks and uncertainties include but are not limited to: § outbreaks of disease, including the COVID-19 pandemic, and related stay-at-home orders, quarantine policies and restrictions on travel, trade and business operations; § changes in general economic conditions, the real estate industry and the markets win which we operate; § difficulties in our ability to evaluate, finance, complete and integrate acquisitions (including the acquisition of Park Holidays UK Ltd), developments and expansions successfully; § our liquidity and refinancing demands; § our ability to obtain or refinance maturing debt; § our ability to maintain compliance with covenants contained in our debt facilities and senior unsecured notes; § availability of capital; § changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, the Australian dollar and the British pound; § our ability to maintain rental rates and occupancy levels; § our ability to maintain effective internal control over financial reporting and disclosure controls and procedures; § increases in interest rates and operating costs, including insurance premiums and real property taxes; § risks related to natural disasters, such as hurricanes, earthquakes, floods and wildfires; § general volatility of the capital markets and the market price of shares of our capital stock; § our ability to maintain our status as a REIT; § changes in real estate and zoning laws and regulations; § legislative or regulatory changes, including changes to laws governing the taxation of REITs; § litigation, judgments or settlements; § competitive market forces; § the ability of purchasers of manufactured homes and boats to obtain financing; and § the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward- looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. CAUTIONARY STATEMENT REGARDING FINANCIAL INFORMATION Park Holidays’ revenues and EBITDA for the twelve months ended September 30, 2021 were prepared from its internal management accounts without any adjustments. Total revenue was calculated in accordance with International Financial Reporting Standards and not United State States generally accepted accounting principles “US GAAP”. The management accounts and the related financial information have not been audited, reviewed, compiled, examined or subject to any procedures by Park Holidays’ chartered public accountants, the Company’s independent registered public accounting firm or any other independent accountants. Park Holidays’ actual financial results for the twelve months ended September 30, 2021, when converted for presentation in accordance with US GAAP, may be materially different from the information set forth in this presentation, and in any case the actual results for such period are not indicative of future results. 1

VACATION HOME RESORTS Winchelsea Sands – Winchelsea, Sussex Alberta – Whitstable, Kent Waterside – Paignton, Devon Chichester Lakeside – Chichester, Sussex St. Osyth Beach – Clacton-on-Sea, Essex Hengar Manor – Bodmin, Cornwall Seaview – Whitstable, Kent Landscove – Brixham, Devon Marlie – New Romney, Kent 2

£950MM ($1,274MM) ACQUISITION OF PARK HOLIDAYS

Sun to Acquire Park Holidays UK, the 2nd Largest UK Holiday Park Owner & Operator

- Owns and operates 40 communities, comprising 15,326 sites, and manages two communities on behalf of third parties
- High quality, mostly seaside communities throughout the affluent South of England

Opportunity to Acquire Fully Integrated, Scaled UK Platform

Park Holidays' Long Tenured Management Team to Run Day-to-Day Operations

- Senior management team is rolling £25mm of equity into SUI common stock
- Experience operating and creating value for sophisticated institutional investors

Business Model Nearly Identical to Sun's Manufactured Housing and RV Platform

- Majority of sites are owner-occupied on licenses with annual increases and have an average customer tenure of 7+ years
- Similar to stays in Sun RV resort vacation rentals, Park Holidays' remaining sites comprise its hire fleet, which introduces new customers to the properties and creates annual conversion sale opportunities
- High margin vacation home sales business generates new annual site licenses

Substantial Opportunity to Continue Generating Internal and External Growth

- Increasing rental rates and expanding existing communities
- Opportunities to consolidate a fragmented UK market, consistent with Sun's proven acquisition strategy

Secured £950mm Financing Commitment in Connection with the Acquisition

- Post-acquisition Net Debt / "Fully Loaded" EBITDA expected to be within Sun's target of the mid-5s

Transaction is Expected to be Accretive to 2022 Core FFO per Share

- Represents compelling valuation of 12.9x Enterprise Value / EBITDA based on Park Holidays' ~£74mm TTM EBITDA(1)
- Expected to close in 1Q 2022, subject to regulatory approval

Note: USD / GBP: 1.342.

(1) Calculated based on Park Holidays' unaudited management accounts for the trailing twelve months ended September 30, 2021 prepared in accordance with IFRS.

SUN COMMUNITIES, INC | PARK HOLIDAYS UK 3

Leading UK Community Platform

- **High quality portfolio located in high barrier to entry markets**

#2 Operator in UK by # of communities

42 Holiday communities[(1)]

15.3k Total sites

2,400 Expansion Sites


London

Majority of communities located in affluent areas within a short drive of London and other towns / cities

Desirable seaside locations that cannot be replicated

Complementary to Existing Sun Platform

- Installed base of ~12,300 owner-occupied sites under licenses with annual increases in land lease communities
- ~2,100 hire fleet sites which operate similar to the Vacation Rental platform within Sun's US and Canadian RV resorts

Well Located, Highly Amenitized Sites

- Leading presence in key Southern UK markets
- Desirable locations that cannot be replicated
- Large affluent customer base
- Positive supply / demand dynamics

Strong Internal and External Growth Prospects

- Ability to pass on annual rental rate increases above identified inflation index
- Expansion inventory of zoned and entitled sites
- UK holiday community market is highly fragmented with few scaled operators
  - ➢ Proven track record of identifying, acquiring and integrating additional single assets and portfolios

1. *Includes two holiday communities managed on behalf of third parties (Landscove and Riviera Bay).*

4

Experienced, Long-Tenured Management Team

- **The Park Holidays team will join Sun and continue to drive day-to-day operations and identify future investment opportunities**

\# Years of Experience[(1)] | # Years at Park Holidays



Jeff Sills
Chief Executive Officer

- Early career spent with Grand Metropolitan and Greene King where he was Managing Director of its Hungry Horse Division
- Led the Electra backed MBI of Tom Cobleigh and was subsequently Managing Director of Landmark Inns

35+ | 15+



Adrian Fawcett
Non-executive Chairman

- Previous CEO, Chairman & company director roles at Bass Brewers, Real Pub Company, Interbrew / AmBev, Petainer, BMI Healthcare, Gala Bingo, AR Metalizing and Silentnight Group

20+ | 9+

Chris Ling
CFO

25+ | 2+

Richard Ullman
COO

20+ | 8+

Tony Clish
Commercial Director

35+ | 15+



Winchelsea Sands – Winchelsea, Sussex



Trevella – Newquay, Cornwall


Solent
Breezes

Solent Breezes – Nr Fareham, Hampshire

1. Refers to experience in relevant area.

SUN COMMUNITIES, INC | PARK HOLIDAYS UK
5

WHY ? Complementary to Sun’s Existing US Manufactured Housing and RV Business Market-Leading Platform with Recognized Brand Attractive Operating Model Generates Consistent Cash Flow Coghurst Hall – Hastings, Sussex Resilient Business Has Successfully Operated Through Multiple Economic Cycles Favorable UK Macro & Industry Trends Proven M&A Track Record With Significant Seawick – Nr Clacton-on-Sea, Essex Consolidation Opportunity 6

UK PARK MARKET AT A GLANCE (1) Britons increasingly plan domestic holidays ~£5bn total market value in 2021 (3) vs. international travel 75% of the current market is within a Brexit increased the burden for UK citizens to (2) 90-minute drive of a Park Holidays community travel to and own property in the EU Significant interest in green, economical travel 88% domestic holidays, by volume and easily accessible second homes Competitive Landscape Dominated By Small Owner & Operators (4) 3,727 Number of Communities Per Operator (5) 3,000 Platforms with 10+ communities account for only ~7% of market 80% 250 50 11 12% (6) 12 11 14 200 14 16 40 42 67 7% Others w/ 5-10 2-5 Single Total 10+ communities communities community operators 1. Per global consulting firm analysis. 2. Assuming customer segments are evenly distributed across the regions of the UK within the over age 45 segments. 3. Per the Office for National Statistics. 4. Per global consulting firm analysis. 5. The top 10 community operators by revenue comprise ~40% of the UK holiday park market. 7 6. Includes two managed communities (Landscove and Riviera Bay) operated by Park Holidays.

Nearly Identical Business Model to Sun's

- **Creating long-term, stable rental revenue streams through rental increases, home sales, occupancy gains and the development of expansion sites**
- **Embedded 2,400 zoned and entitled sites equates to 16% expansion of current sites**

Site Rental Income

Recurring fee paid for land use and park maintenance by all owners

- ✓ Visible and predictable income stream
- ✓ Advance payments support free cash flow profile
- ✓ 43% of home buyers had previously stayed in a vacation rental

29% of Gross Profit [(1)]

Vacation Rentals & RV

Short term rental of caravans, lodges or sites for holidays – 3, 4, 7 night packages

- ✓ Significant flexibility to direct usage of site between owners / renters, maximizing site productivity
- ✓ High repeat customer rate
- ✓ Sales funnel for vacation home ownership

24% of Gross Profit [(1)]

Vacation Home Sales

Sale of new and used holiday homes to new and existing customers

- ✓ Ability to capture value throughout home's life
- ✓ Strong cash flow generation and recurring revenue through upgrades and replacements

37% of Gross Profit [(1)]

Ancillary (Retail, Dining & Entertainment)

Sale of ancillary products including retail, dining and entertainment

- ✓ High quality amenities differentiates experience and drives higher demand / rate
- ✓ Enhances brand equity

10% of Gross Profit [(1)]

1. *Calculated based on Park Holidays' unaudited management accounts for the twelve months ended September 30, 2021 prepared in accordance with IFRS.*

SUN | PARK HOLIDAYS 8

EXPANSION OF SUN’S GEOGRAPHIC FOOTPRINT § With the acquisition of Park Holidays, we have further strengthened our position as the leading global manufactured housing, RV and marina platform § Meaningful scale across all of our businesses and geographies leads to operating efficiencies and access to unrivaled growth and acquisition opportunities Sun Communities Today Sun Communities + Park Holidays (1) (2) Number of Properties Number of Properties 584 Total Properties 626 Total Properties (3) 282 MH Communities 282 MH Communities 42 149 RV Resorts 149 RV Resorts 120 Marinas 120 Marinas 33 MH & RV 33 Properties MH & RV 45% 24% 19% 7% 5% 48% 25% 21% 6% (1) (2) Geographic Footprint Geographic Footprint (by Number of Properties) (by Number of Properties) FL FL 24% 26% Other Other 33% 32% MI MI 13% 14% AZ 2% RI 2% UK CA ME 2% AZ 2% 7% CA CT TX CT 6% Canada 3% ME 2% 6% (3) 5% 4% 4% Canada 3% NY 3% TX 4% NY 3% 1. Number of properties owned by Sun as of September 30, 2021. 2. Number of properties owned by Sun as of September 30, 2021 plus Park Holidays’ properties to be acquired. 9 3. Includes two holiday communities managed on behalf of third parties (Landscove and Riviera Bay).

Park Holidays Is A Highly Compelling Acquisition

UK Operating Model Very Similar to Sun's US MH and RV Businesses

- "Sticky" revenue and customer base that owns a home and pays site rent
- Guests renting vacation homes at communities are prime customers for conversion to ownership model

Favorable UK Macroeconomic & Industry Trends

- ~£5bn UK holiday market set to continue growing at attractive pace
- Structural shift toward second and vacation home ownership domestically

Strong, Stable Cash Flow with Attractive Upside

- Favorable and resilient operating fundamentals through multiple economic cycles
- Significant proportion of recurring rental income from site fees with opportunity to increase relative contribution
- Adjacent land with potential expansion and development opportunities

Significant External Growth Opportunity

- Scaled platform provides entry point to highly fragmented UK market


Carlton Meres – Saxmundham, Suffolk


Broadland Sands– Lowestoft, Suffolk


Steeple Bay – Southminster, Essex

SUN | PARK HOLIDAYS
10

PARK HOLIDAYS

VACATION HOME RESORTS


Harts – Isle of Sheppey, Kent


Trevella – Newquay, Cornwall


Rye Harbour – Rye, Sussex


Wood Farm – Charmouth, Dorset


Alberta – Whitstable, Kent


Bowland Fell – Skipton, Yorkshire


Ashbourne Heights – Ashbourne, Derbyshire


Tarka – Barnstaple, Devon


Dovercourt – Harwich, Essex

SUN Sun Communities, Inc | PARK HOLIDAYS

11